© 2016 Chart Industries, Inc. All rights reserved. Chart Industries, Inc. Investor Presentation May 2016 Exhibit 99.1

© 2016 Chart Industries, Inc. All rights reserved. 2 Disclosure Forward-Looking Statements: This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as “may,” “might,” “should,” “will,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “forecast,” “outlook,” “intend,” “future,” “potential” or “continue”, and other similar expressions are intended to identify forward- looking statements. All of these forward-looking statements are based on estimates and assumptions by our management as of the date of this presentation that, although we believe to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties that could cause the Company’s actual results or circumstances to differ materially from those expressed or implied by forward-looking statements. These risks and uncertainties include, among others, the following: the cyclicality of the markets that the Company serves and the vulnerability of those markets to economic downturns; a delay, significant reduction in or loss of purchases by large customers; fluctuations in energy prices; our ability to control our costs and successfully manage our operations; a delay in the anticipated timing of LNG infrastructure build out or a delay or failure to receive orders; the potential for negative developments in the natural gas industry related to hydraulic fracturing; competition; potential future impairment of the Company’s significant goodwill and other intangibles; changes in government energy policy or the failure of expected changes in policy to materialize; the modification or cancellation of orders in our backlog; challenges and uncertainties associated with efforts to acquire and integrate product lines or businesses; economic downturns and deteriorating financial conditions; our ability to manage our fixed-price contract exposure; our reliance on key suppliers and potential supplier failures or defects; changes in government healthcare regulations and reimbursement policies; litigation and disputes involving the Company, including product liability, contract, warranty, intellectual property, employment and environmental claims; fluctuations in foreign currency exchange and interest rates; general economic, political, business and market risks associated with the Company's international operations and transactions; loss of key employees; variability in operating results associated with unanticipated increases in warranty returns of Company products; technological security threats; financial distress of third parties; our ability to protect our intellectual property; the regulation of our products by the U.S. Food & Drug Administration and other governmental authorities; the pricing and availability of raw materials; the cost of compliance with environmental, health and safety laws; claims that our products or processes infringe intellectual property rights of others; additional liabilities related to taxes; deterioration of employee or labor relations; increased governmental regulation; fluctuations or adjustments in the Company’s effective tax rate; risks associated with our indebtedness, leverage and liquidity; and volatility and fluctuations in the price of the Company’s stock. For a discussion of these and additional risks that could cause actual results to differ from those described in the forward-looking statements, see disclosure under Item 1A. “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and other recent filings with the Securities and Exchange Commission, which should be reviewed carefully. Please consider the Company’s forward-looking statements in light of these risks. Any forward-looking statement speaks only as of its date. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

© 2016 Chart Industries, Inc. All rights reserved. 3 #1 or #2 in all primary industries served Well Diversified Industry Leader $138M LTM as of 3/31/2016 Leading Industry Positions Robust Operating Cash Flows Significant Liquidity $450M Revolving Credit Facility

© 2016 Chart Industries, Inc. All rights reserved. 4 Driven By Technology Chart is a recognized global brand for the design and manufacture of highly engineered cryogenic equipment used from beginning to end in the liquid gas supply chain. You may never use the products we make, but everyone uses the products we make possible. Innovation Experience Performance We fulfill expectations with proven solutions to meet customer needs. Customers rely on our knowledge and products because we are experts in our field. Core competencies in cryogenics, gas processing and low temperature storage.

© 2016 Chart Industries, Inc. All rights reserved. 5 Delivered Strong Growth Over Last Cycle $0.9B FY 2014 $1.1B FY 2010 $0.6B -19% +17% 2010-2014 CAGR FY 2015 Orders +21% 2010-2014 CAGR FY 2015 $1.0B FY 2014 $1.2B FY 2010 $0.6B -13% Revenues -48% +31% 2010-2014 CAGR FY 2015 $71.9M FY 2014 $138.2M FY 2010 $47.5M Operating Income (adjusted)* Historical data has been adjusted to conform to current presentation * Non-GAAP measure, see reconciliation to Operating Income in Appendix

© 2016 Chart Industries, Inc. All rights reserved. 6 Unique Business Portfolio Distribution & Storage (D&S) BioMedical Energy & Chemicals (E&C) Energy Industrial Healthcare Life Sciences In d u st ries Ser v e d

© 2016 Chart Industries, Inc. All rights reserved. 7 Corporate Energy & Chemicals Distribution & Storage BioMedical North America Strategically Located Operations Geographic diversification providing competitive advantage Europe Asia - Pacific

© 2016 Chart Industries, Inc. All rights reserved. 8 Mission Critical Equipment Provider  Supplier of Brazed Aluminum Heat Exchangers (BAHX), Air Cooled Heat Exchangers (ACHX) and Cold Boxes  Provider of integrated systems and aftermarket services for gas processing, LNG and petrochemical applications  Technology leader for over 50 years Highly engineered equipment and systems used in the separation, liquefaction and purification of hydrocarbon and industrial gases for natural gas processing, LNG and industrial gas applications Energy & Chemicals

© 2016 Chart Industries, Inc. All rights reserved. 9 $152M Backlog at 12/31/15 55% 24% 13% 8% 4% 41% 55% Industry Serving Energy Markets Globally 32% of Total Chart Sales 29% Gross Margin Region LNG Industrial Gas Natural Gas Processing/ Petrochemical United States Asia ROW Energy & Chemicals E&C FY 2015 Sales of $331.0M FY 2015 Highlights Canada

© 2016 Chart Industries, Inc. All rights reserved. 10 Leading Cryogenic Equipment Provider Designer, manufacturer and service provider of cryogenic solutions for the storage and delivery of cryogenic liquids used in industrial gas and LNG applications  Complete portfolio of cryogenic distribution and storage equipment  Leading innovator in cryogenic packaged gas and MicroBulk systems  Over 20 years of experience in LNG applications Distribution & Storage

© 2016 Chart Industries, Inc. All rights reserved. 11 Diversified Product Portfolio 47% of Total Chart Sales $207M Backlog at 12/31/15 55% 24% 9% 6% 6% 49% 21% 20% 10% D&S FY 2015 Sales of $487.6M 25% Gross Margin Distribution & Storage LNG Manufacturing/ Fabrication Asia Europe ROW United States Industry Region Food/ Beverage Electronics Healthcare FY 2015 Highlights

© 2016 Chart Industries, Inc. All rights reserved. 12 Innovative Solution Provider Healthcare, life science and environmental product lines built around our core competencies in cryogenics and gas processing, but with a focus on the users of cryogenic liquids and gases  End to end provider of respiratory therapy equipment  Set the standard for storage of biological materials at low temperatures  Reliable, high quality solutions for environmental market applications BioMedical

© 2016 Chart Industries, Inc. All rights reserved. 13 Serving Growing Global End Markets 21% of Total Chart Sales 60% 29% 11% 41% 16% 32% 11% BioMed FY 2015 Sales of $221.6M $16M Backlog at 12/31/15 32% Gross Margin BioMedical Asia Europe ROW United States Environmental Life Sciences Healthcare Industry Region FY 2015 Highlights

© 2016 Chart Industries, Inc. All rights reserved. 14 Current Challenges  Compressed spread between gas and oil prices  Delayed investments in upstream equipment  Macroeconomic environment in China How we are addressing challenges  Aggressive cost reductions in down segments with headcount down 23% from the end of 2014  Continue to closely monitor end markets and order activity to respond appropriately  Focus on operational excellence and strategic goals for long-term growth when market returns

© 2016 Chart Industries, Inc. All rights reserved. 15 Dynamic Global Strategy Maximize LNG Opportunity  Expand Industrial Gas Offerings Innovation Through Technology Pursue New Growth Opportunities   

© 2016 Chart Industries, Inc. All rights reserved. 16 Expand Industrial Gas Offerings Global Strategy  BAHX manufacturing in China  Best-in-Industry delivery  Competitive pricing  Target developing areas where growth potential is greater than regional GDP  New product offerings  Expand footprint in Latin America Distribution & Storage Energy & Chemicals

© 2016 Chart Industries, Inc. All rights reserved. 17  Standardized small and midscale LNG plants  Expand our integrated system and aftermarket offerings  Capture floating liquefaction (FLNG) opportunities Maximize LNG Opportunity  Target R&D efforts on developing markets  Customer partnerships to develop joint solutions  Enhance engineering and project management capabilities Distribution & Storage Energy & Chemicals Global Strategy

© 2016 Chart Industries, Inc. All rights reserved. 18 Innovation Through Technology Companion® 5 Stationary Concentrator ISO Intermodal Container Global Strategy  New industrial products  Continued investment in LNG product offerings  Accelerated new product introduction  Improve portable oxygen concentrators  IPSMR® liquefaction technology  Continuous BAHX innovation BioMedical Distribution & Storage Energy & Chemicals Process System

© 2016 Chart Industries, Inc. All rights reserved. 19 Pursue New Growth Opportunities Inorganic Vertical Integration Global Strategy Organic Technology Capability Capital Investments Research & Development Distribution Channels

© 2016 Chart Industries, Inc. All rights reserved. 20 Strong Free Cash Flow Generation Future Growth * Non-GAAP measure, see reconciliation to Operating Cash Flow in Appendix. Free cash flow equals operating cash flow minus capital expenditures. -20 -10 0 10 20 30 40 50 60 ($ millions) Q1 Q1 Q4 Q3 Q2 Q1 Q4 Q3 Q2 Operating Cash Flow Free Cash Flow Quarterly Operating Cash Flow and Free Cash Flow* 2014 2015 2016 Historical data has been adjusted to conform to current presentation.

© 2016 Chart Industries, Inc. All rights reserved. 21 $159M Cash at 3/31/2016 $450M Revolving Credit Facility Well Positioned For Continued Growth 2.48x Current Ratio* Future Growth Significant Liquidity Solid Balance Sheet 25% Debt / Capital %** ** Total Debt (ST + LT Debt) / Total Capital (Common Equity + Minority Interest + Total Debt) as of 3/31/2016 * Total Current Assets / Total Current Liabilities as of 3/31/2016

© 2016 Chart Industries, Inc. All rights reserved. 22 Why Invest In Chart?  Stable Industrial Gas business  Growing BioMedical opportunities  Long-term growth opportunities through build out of LNG  Selling to a wide range of global industries Well Diversified Business Proven Track Record Investing for Continued Growth  Strategic goals to expand current platform and increase profitability  Pursuing organic and inorganic growth opportunities  Market leadership through quality and innovation  Flexible cost structure to accommodate cyclic portions of the business  Strong cash flow generation Conclusion

© 2016 Chart Industries, Inc. All rights reserved. Appendix

© 2016 Chart Industries, Inc. All rights reserved. 24 2014 2015 2016 ($ millions) Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Operating Cash Flow $20.9 $21.5 $23.8 $52.6 $0.9 $7.1 $46.4 $46.5 $38.2 Capital Expenditures (10.4) (15.3) (17.2) (19.2) (14.8) (9.6) (11.6) (11.0) (5.2) Free Cash Flow $10.5 $6.2 $6.6 $33.4 $(13.9) $(2.5) $34.8 $35.5 $33.0 Non-GAAP Reconciliation Appendix ($ millions) FY 2010 FY 2014 FY 2015 Operating (Loss) Income $47.5 $138.2 $(183.2) Asset Impairments 255.1 Adjusted Operating (Loss) Income $47.5 $138.2 $71.9 Adjusted Operating Income Free Cash Flow The Company’s free cash flow financial measure has limitations and does not represent the residual cash flow available for discretionary expenditures. Certain non- discretionary expenditures such as payments on debt obligations, among others, are excluded from the Company’s computation of its free cash flow measure. Historical data has been adjusted to conform to current presentation.